UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2024
Date of Report
(Date of earliest event reported)

The RMR Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-37616	8742	47-4122583
(Commission File Number)	(Primary Standard Industrial	(IRS Employer
	Classification Code Number)	Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634
(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “the Company” or “its” refer to The RMR Group Inc.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 11, 2024, the Board of Directors of the Company approved and adopted the Fifth Amended and Restated Bylaws (the “Amended Bylaws”), to (1) eliminate provisions which, subject to certain exceptions, allowed for the resolution of disputes, claims or controversies brought by a shareholder against the Company or any Director, officer, manager, agent or employee of the Company on such shareholder’s own behalf, on behalf of the Company or on behalf of any series or class of shares or shareholders, including derivative and class actions, through binding and final arbitration in accordance with specified procedures, and (2) make certain clarifying, administrative and conforming changes.

The foregoing description of the Company’s Amended Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended Bylaws, a copy of which is filed as Exhibit 3.6 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended Bylaws indicating changes made to the bylaws as they existed immediately prior to the adoption of the Amended Bylaws is filed as Exhibit 3.7 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
3.6	Fifth Amended and Restated Bylaws of the Company, adopted June 11, 2024 (Filed herewith)
3.7	Fifth Amended and Restated Bylaws of the Company, adopted June 11, 2024 (marked copy) (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: June 11, 2024	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Executive Vice President,
Chief Financial Officer and Treasurer